   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 2001
                                                      REGISTRATION NO. 333-60360
================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                  NETZEE, INC.
             (Exact name of registrant as specified in its charter)
         GEORGIA                                                 58-2488883
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                   Identification Number)
                        6190 POWERS FERRY ROAD, SUITE 400
                             ATLANTA, GEORGIA 30339
                                 (770) 850-4000
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                    Donny R. Jackson, Chief Executive Officer
                                  Netzee, Inc.
                        6190 Powers Ferry Road, Suite 400
                             Atlanta, Georgia 30339
                                 (404) 850-4000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                    COPY TO:
                              Mark D. Kaufman, Esq.
                             Jeffrey M. Taylor, Esq.
                         Sutherland Asbill & Brennan LLP
                           999 Peachtree Street, N.E.
                           Atlanta, Georgia 30309-3996
                                 (404) 853-8000
                              (404) 853-8806 (fax)

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
                                 Not applicable.


     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or reinvestment plans, check the following box. [X]

     If this Form is registering additional securities pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]33-_________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]33-_________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]




================================================================================

                          DE-REGISTRATION OF SECURITIES

         This Post-Effective Amendment No. 1 to Form S-3 (Registration No. 333-60360) of Netzee, Inc. is being filed to de-register all shares of Netzee, Inc. common stock registered under such registration statement that remain unsold as of the time that this Post-Effective Amendment No. 1 is declared effective by the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on October 4, 2001.

                                             NETZEE, INC.


                                             By:  /s/ Donny R. Jackson
                                                --------------------------------
                                                Donny R. Jackson
                                                Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                    TITLE                                        DATE
                 ---------                                    -----                                        ----
      /s/  Donny R. Jackson                   Chief Executive Officer and                           October 4, 2001
------------------------------------------    Director (Principal Executive Officer)
            Donny R. Jackson


      /s/  Richard S. Eiswirth                Senior Executive Vice President,                      October 4, 2001
------------------------------------------    Chief Financial Officer and
           Richard S. Eiswirth                Secretary (Principal Financial Officer)


                    *                         Vice President and Controller                         October 4, 2001
------------------------------------------    (Principal Accounting Officer)
             Jarett J. Janik


                    *                         Chairman of the Board of Directors                    October 4, 2001
------------------------------------------
             John W. Collins


                    *                         Vice Chairman of the Board of Directors               October 4, 2001
------------------------------------------
             Glenn W. Sturm


                    *                         Director                                              October 4, 2001
------------------------------------------
              Jon R. Burke


                    *                         Director                                              October 4, 2001
------------------------------------------
            Charles B. Carden


                    *                         Director                                              October 4, 2001
------------------------------------------
             Gayle M. Earls


                    *                         Director                                              October 4, 2001
------------------------------------------
         Stiles A. Kellett, Jr.

                    *                         Director                                              October 4, 2001
------------------------------------------
        Jefferson B. A. Knox, Sr.


                    *                         Director                                              October 4, 2001
------------------------------------------
            Bruce P. Leonard


                    *                         Director                                              October 4, 2001
------------------------------------------
            John E. O'Malley


                    *                         Director                                              October 4, 2001
------------------------------------------
              A. Jay Waite


*By:   /s/ Richard S. Eiswirth
    -------------------------------------
           Richard S. Eiswirth
            Attorney-in-Fact